UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of report (Date of earliest event reported) January 23, 2006
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                           ASTRATA GROUP INCORPORATED
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             (Exact Name of Registrant as Specified in Its Charter)


                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)


               000-32475                               84-1408762
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       (Commission File Number)            (IRS Employer Identification No.)


1801 Century Park East, Suite 1830, Los Angeles, California        90067-2320
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         (Address of Principal Executive Offices)                  (Zip Code)


                                 (310) 282-8646
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, If Changed Since Last Report)

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

      Effective January 23, 2006, Astrata Group Incorporated (the "Company") appointed Martin Euler as the Company's acting Chief Executive Officer while the Company seeks a permanent Chief Executive Officer. Mr. Euler replaces Trevor Venter in that position, and Mr. Venter is now president of the Company's geomatics operation and managing director for its South Africa operations. Mr. Euler will continue to be the Company's Chief Financial Officer and Secretary, positions he has held since January 2004 and January 2005, respectively.

      The information previously disclosed in the Company's Registration Statement on Form SB-2/A filed on January 6, 2006 and the Company's Current Report on Form 8-K filed on October 14, 2005 regarding Mr. Euler and in connection with his capacity as the Company's Chief Financial Officer is incorporated herein by reference.


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

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 27, 2006                   ASTRATA GROUP INCORPORATED


                                          By:  /s/ Martin Euler
                                               ---------------------------------
                                               Martin Euler
                                               Chief Executive Officer


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